Holland Series Fund Inc.

Holland Balanced Fund

Supplement dated October 30, 2020

to Prospectus and Statement of Additional Information of the

Holland Balanced Fund dated January 28, 2020

This supplement should be read in conjunction with the Prospectus and Statement of Additional Information dated January 28, 2020.

Effective immediately, shares of the Fund will no longer be available for purchase by new or existing investors in anticipation of a liquidation later in the year.

In order to achieve an orderly liquidation, all or a significant portion of the Fund’s assets will be converted into cash, U.S. Government securities and other short-term debt instruments. After that conversion, the Fund will no longer be pursuing its stated investment objective.

Please keep this Supplement with your Prospectus and Statement of Additional Information.